Exhibit 99.1

KPMG LLP Suite 900 8350 Broad Street
McLean, VA 22102

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Strategic Funding Source Inc. (the “Company”)

Guggenheim Securities, LLC

(together, the “Specified Parties”)

Re: SFS Asset Securitization LLC, Series 2019-1 – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on specified attributes identified by the Company in an electronic data file entitled “Securitization Data Tape as of 9.30.19 Sent10.30.xlsx” (the “Data File”), provided by the Company on November 20, 2019, containing certain information related to 4,879 small business receivables and business loan contracts (the “Receivables”) as of the close of business on September 30, 2019 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering by SFS Asset Securitization LLC, Series 2019-1. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise noted, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts, number of months, and percentages were within $1.00, 0.1 months and 0.1%, respectively.

•	The term “Source Documents” means the following information sources provided by the Company:

•	“Strategic Funding Source Servicing System” to which we were provided with remote access rights;

•

An electronic data file entitled “SFS 2019-1 Samplev2.xlsx,” provided by the Company on November 26, 2019, containing the Remaining SFS Funding Amount, StartCollections_Date, Performance_Numerator, Performance_Denominator, PastDueAmt, CALC_PMT, and projected cash flows which we were informed were extracted from the Company’s data warehouse (the “Performance Schedule”); and,

•

An electronic data file provided by the Company on November 26, 2019, containing risk scoring information which we were informed was extracted from the Company’s data warehouse (the “SFS Risk Score Schedule”).

A.

We were instructed by the Company to select a sample of 200 Receivables from the Data File using the following criteria: (i) select the largest 100 Receivables based on unpaid principal balance, and (ii) randomly select another 100 Receivables from the remaining population (the “Sample Receivables”). A listing of the Sample Receivables is attached hereto as Exhibit A.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG

International Cooperative (“KPMG International”), a Swiss entity.

B.

For each Sample Receivable, we compared the attributes listed below in the Data File to the corresponding information appearing on or derived from the Source Documents. The Specified Parties indicated that the absence of any of the specified Source Documents or the inability to agree the indicated information from the Data File to the Source Documents, utilizing the methodologies and/or instructions provided by the Company listed below, for each of the specified attributes indicated below, constituted an exception. The Source Documents are listed in the order of priority until such attribute was agreed.

Attribute	Source Documents/Methodologies/Instructions
MerchantName	Strategic Funding Source Servicing System

Product_Type	Strategic Funding Source Servicing System

State	Strategic Funding Source Servicing System

SIC_Code	Strategic Funding Source Servicing System

FICO	Strategic Funding Source Servicing System

Risk Bucket	Strategic Funding Source Servicing System, SFS Risk Score Schedule

Payment_Frequency	Strategic Funding Source Servicing System

Business Founded Date	Strategic Funding Source Servicing System For purposes of this procedure, the Company informed us that a Business Founded Date on or prior to 01/01/1900 is equal to “null” in the Data File

Business_Age_on_2019-09-30	Recompute as the difference between the Cutoff Date and Business Founded Date divided by 365

Remaining SFS Funding Amount	Strategic Funding Source Servicing System

Original_Turn	Strategic Funding Source Servicing System

Remaining_Turn	Recompute as the difference between the Original_Turn and the difference between the Cutoff Date and StartCollections_Date in the Performance Schedule divided by 30.4

Factor_Rate	Strategic Funding Source Servicing System

Yield	Recompute as the IRR of the projected cash flows in the Performance Schedule

Remit Mod (Y/N)	Strategic Funding Source Servicing System

MPF	Recompute as PastDueAmt in the Performance Schedule divided by CALC_PMT in the Performance Schedule

Attribute	Source Documents/Methodologies/Instructions
Current_Del_Bucket	Strategic Funding Source Servicing System

Performance

Recompute as Performance_Numerator in the Performance Schedule divided by Performance_Denominator in the Performance Schedule

For purposes of this procedure, the Company informed us that the Performance of a Receivable with a StartCollections_Date in the Performance Schedule after the Cutoff Date is equal to “1” in the Data File as no payments are expected as of the Cutoff Date

We found the information listed in the Data File to be in agreement with the corresponding information in the respective Source Documents.

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on the methodologies and information indicated in the Data File or Source Documents, or instructions provided by the Company, without verification or evaluation of such methodologies, information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the methodologies, information, or instructions provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Source Documents which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loan being securitized, (iii) the compliance of the originator of the Loan with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/KPMG LLP

McLean, VA

December 2, 2019

Exhibit A

Sample Receivable Number	Contract_ID	Sample Receivable Number	Contract_ID	Sample Receivable Number	Contract_ID	Sample Receivable Number	Contract_ID
1	2594401	51	2328631	101	2360141	151	2628991
2	2278591	52	2734631	102	2516631	152	1775221
3	2518841	53	2705201	103	2386531	153	2207541
4	2684111	54	2593161	104	2173451	154	2644871
5	2496371	55	2740491	105	2323791	155	1677691
6	2724481	56	2685221	106	2707991	156	2611591
7	2633771	57	2663551	107	2223581	157	2489121
8	2699241	58	2495041	108	2663931	158	2251711
9	2725151	59	2723451	109	2324121	159	2173161
10	2613661	60	2733471	110	2045751	160	1576191
11	2409551	61	2735691	111	1760311	161	1918721
12	2635911	62	2634511	112	2688421	162	1704781
13	2623451	63	2632701	113	2087811	163	1600171
14	2629131	64	2478591	114	2551131	164	2087271
15	2522811	65	2621271	115	2161121	165	2458961
16	2552651	66	1811031	116	2637101	166	2230221
17	2381851	67	2694831	117	2498151	167	2099871
18	2744061	68	2707131	118	2718581	168	2534661
19	2563181	69	2745861	119	2334551	169	2153451
20	2565501	70	2530431	120	2297461	170	2757061
21	2383561	71	2731391	121	2207581	171	2625381
22	2370391	72	2128471	122	2085941	172	2504861
23	2470311	73	2233641	123	1934501	173	2543441
24	2557291	74	2648181	124	2387171	174	1911161
25	2713241	75	2620721	125	2332751	175	1962721
26	2639661	76	2298181	126	2657851	176	1717611
27	2430841	77	2640121	127	2201481	177	2475331
28	2319311	78	2573001	128	1774521	178	1712311
29	2346271	79	2557481	129	2668621	179	1290891
30	2460031	80	2600531	130	2389601	180	1711411
31	2236561	81	2557381	131	2272381	181	1645481
32	2501421	82	2559081	132	2226451	182	2217301
33	2423761	83	2565581	133	2526691	183	2228101
34	2572181	84	2222991	134	2319441	184	2283371
35	2383251	85	2522091	135	2510681	185	1872051
36	2293341	86	2153031	136	2602341	186	1270151
37	2267291	87	2542251	137	2183801	187	1379891
38	2330691	88	2458321	138	2336651	188	2009051
39	2736021	89	2499931	139	1867731	189	1980611
40	2390451	90	2567871	140	2701441	190	2294541
41	2228271	91	2624661	141	1832001	191	2300831
42	1867781	92	2514881	142	2120661	192	1324611
43	2331891	93	2693271	143	2265021	193	1551491
44	2224681	94	2344071	144	2553961	194	1867891
45	2316161	95	2164771	145	2507471	195	1499251
46	2333671	96	2478431	146	2170911	196	1559921
47	2040291	97	2567001	147	2533011	197	1666641
48	2715511	98	2099261	148	2115361	198	1403481
49	2133291	99	2533611	149	1542321	199	2023701
50	2628201	100	2495871	150	2246741	200	1465211